SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 30, 2004
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC.,
(as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2004, providing for the issuance of the
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mortgage Pass-Through Certificates, Series 2004-FA2).

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-119657	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Item 8.01. Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-119657) filed with the Securities and Exchange Commission (the “Commission”) on October 20, 2004 (the “Registration Statement”), pursuant to which the Registrant registered $10,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on November 30, 2004, with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2004-FA2 (the “Offered Securities”).

Pursuant to a Mortgage Loan Purchase Agreement dated as of November 30, 2004 (“MLPA”), by and between First Horizon Home Loan Corporation (“FHHLC”) and First Horizon Asset Securities Inc. (“FHASI”), FHHLC sold three pools of conventional, fixed rate, one-to four-family residential, fully amortizing, first lien mortgage loans (the “Mortgage Loans”) to FHASI. A copy of the MLPA is filed herewith as Exhibit 10.1.

On November 30, 2004, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of November 1, 2004 (the “Pooling and Servicing Agreement”) by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

The Offered Securities, having an aggregate principal balance of approximately $278,345,401 have been sold by the Registrant to Lehman Brothers, Inc. (“Lehman”) pursuant to an Underwriting Agreement dated as of August 26, 2002 (the “Underwriting Agreement”), as supplemented by a Terms Agreement dated as of even date therewith (the “Terms Agreement”), each by and among Lehman, the Registrant and FHHLC. The Underwriting Agreement and the related Terms Agreement are filed herewith as Exhibit 1.1 and Exhibit 1.2 , respectively.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	1.1	Underwriting Agreement dated August 26, 2002, by and among Lehman, the Registrant and FHHLC*

	1.2	Terms Agreement dated November 24, 2004 to Underwriting Agreement dated August 26, 2002, by and among Lehman, the Registrant and FHHLC

	4.1	Pooling and Servicing Agreement dated as of November 1, 2004, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

	10.1	Mortgage Loan Purchase Agreement dated as of November 30, 2004, by and between FHHLC, as Seller, and FHASI, as Purchaser

* Previously filed with the Commission on September 4, 2002, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-73524)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

December 6, 2004	By: /s/ Alfred Chang
Alfred Chang
Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement dated August 26, 2002, by and among Lehman, the Registrant and FHHLC*

1.2	Terms Agreement dated November 24, 2004 to Underwriting Agreement dated August 26, 2002, by and among Lehman, the Registrant and FHHLC

4.1	Pooling and Servicing Agreement dated as of November 1, 2004, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of November 30, 2004, by and between FHHLC, as Seller, and FHASI, as Purchaser

* Previously filed with the Commission on September 4, 2002, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-73524)